UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 6, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



             Delaware                    1-14168                13-3781263
  (State or other jurisdiction of       (Commission           (IRS Employer
         incorporation)                 File Number)        Identification No.)


                       139 Centre Street,                     10013
                       New York, New York
            (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)




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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 12.Disclosure of Results of Operations and Financial Condition.

         On May 6, 2004, Globix Corporation issued a press release announcing its financial results for its second fiscal quarter ended March 31, 2004 and held an investor conference call regarding those results. A copy of the press release relating to such announcement and a copy of the script of the prepared remarks for the investor conference call was attached to Form 8-K filed by Globix Corporation on May 7, 2004. An audio replay of such conference call and related question and answer session are available on Globix Corporation's website at www.globix.com. A transcript of the related question and answer session is attached hereto as Exhibit 99.1.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 12, 2004                     Globix Corporation

                                        By: /s/ Robert M. Dennerlein
                                            Name:  Robert M. Dennerlein
                                            Title:    Chief Financial Officer


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